SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of March 1, 2006 providing for, inter alia, the issuance of GreenPoint MTA Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2.

(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

212-272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On March 31, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the GreenPoint MTA Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2 pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as servicer, sponser, and company.

On November 3, 2006, the parties executed an Amendment No. 2, dated as of November 3, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as servicer, sponser, and company.

Item 9.01.	Financial Statements and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1

Amendment No. 2, dated as of November 3, 2006 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as servicer, sponser, and company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: November 3, 2006

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 to Pooling and Servicing Agreement

EXHIBIT 10.1

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Depositor,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee,

EMC MORTGAGE CORPORATION

Servicer, Sponsor and Company

AMENDMENT NO. 2

dated as of November 3, 2006

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Servicer, the Company and the Sponsor

Dated as of March 1, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

GreenPoint Mortgage Funding Trust 2006-AR2,

Mortgage Pass-Through Certificates, Series 2006-AR2

               AMENDMENT NO. 2 ("Amendment"), dated as of the 3rd day of November 2006, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”), and EMC MORTGAGE CORPORATION, as servicer (in such capacity, the “Servicer”), as company (in such capacity, the “Company” or “EMC”) and, as sponsor (in such capacity, the “Sponsor”) entered into a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement"), providing for the issuance of GreenPoint MTA Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2 (the “Certificates”); and

WHEREAS, Section 11.02(a)(ii) of the Agreement permits the amendment of the Agreement by the Company, Depositor, the Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to correct or supplement any provisions of the Agreement that may be defective or inconsistent with any other provision of the Agreement; and

WHEREAS, the Depositor, as evidenced by its execution of this Amendment, represents that such Amendment does not adversely affect in any material respect the interests of any Certificateholder; and

WHEREAS, an Opinion of Independent Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment is permitted and not prohibited by the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Company, Depositor, the Servicer and the Trustee; and

NOW THEREFORE, the Company, Depositor, the Servicer and the Trustee hereby agree as follows:

Section 1.	The Agreement is hereby amended as follows:

(i)         The definition of “Adjusted Rate Cap” in Article I is hereby replaced in its entirety with the following (emphasis added to revisions):

Adjusted Rate Cap: With~~(A) For~~ respect to the Class ~~A Certificates, with respect to~~I-A Certificates, each Distribution Date and the related Due Period, the lesser of (x) the sum of (i) the Scheduled Payments owed on the ~~related~~Group I Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the related Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the ~~related~~Group I Mortgage Loans for such Due Period, and ~~converted to an actual/360 basis and (B) For~~further reflecting the accrual of interest on an actual/360 basis minus the sum of (a) the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, expressed as a per annum rate and (b) in the case of the Class I-A-2 Certificates, the portion of the premium payable to the Certificate Insurer and (y) the related Net Rate Cap.

With respect to the Class II-A Certificates, each Distribution Date and the related Due Period, the lesser of (x) the sum of (i) the Scheduled Payments owed on the Group II Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the related Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the Group II Mortgage Loans for such Due Period, and further reflecting the accrual of interest on an actual/360 basis minus the sum of (a) in the case of the Class II-A-1 Certificates and the Class II-A-2 Certificates, interest payable to the Class II-X Certificates, (b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, expressed as a per annum rate and (c) in the case of the Class II-A-2 Certificates, the portion of the premium payable to the Certificate Insurer and (y) the related Net Rate Cap.

With respect to the Class III-A Certificates, each Distribution Date and the related Due Period, the lesser of (x) the sum of (i) the Scheduled Payments owed on the Group III Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the related Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the Group III Mortgage Loans for such Due Period, and further reflecting the accrual of interest on an actual/360 basis minus the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, expressed as a per annum rate and (y) the related Net Rate Cap.

With respect to the Class IV-A Certificates, each Distribution Date and the related Due Period, the lesser of (x) the sum of (i) the Scheduled Payments owed on the Group IV Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the related Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the Group IV Mortgage Loans for such Due Period, and further reflecting the accrual of interest on an actual/360 basis minus the sum of (a) in the case of the Class IV-A-2 Certificates and the Class IV-A-3 Certificates, interest payable to the Class IV-X Certificates and (b) the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such Distribution Date, expressed as a per annum rate and (y) the related Net Rate Cap.

With respect to the Subordinate Certificates, ~~with respect to~~ each Distribution Date and the related Due Period, the weighted average of the Adjusted Rate Caps for each of the ~~groups~~ Loan Groups, weighted on the basis of ~~the subordinate share of each group~~ such Subordinate Certificate’s share of each Loan Group.

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(ii)          The definition of “Significance Estimate” in Article I is hereby replaced in its entirety with the following (emphasis added to revisions):

With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Sponsor or its affiliate of the aggregate maximum probable exposure of each of the outstanding Certificates to the ~~Certificate Insurance Policy and~~ Swap Agreement~~, as applicable~~.

(iii)        Section 2.03(b) of the Agreement is hereby amended by adding the following sentence to the end thereof:

"In connection with any repurchase or substitution of a Mortgage Loan or the cure of a breach of a representation or warranty set forth in Section 7 of the Mortgage Loan Purchase Agreement pursuant to this Section 2.03, the Seller shall promptly furnish to the Trustee an Officer’s Certificate, signed by a duly authorized officer of the Seller to the effect that such repurchase, substitution or cure has been made in accordance with the terms and conditions of this Agreement and that all conditions precedent to such repurchase, substitution or cure have been satisfied, including the delivery to the Trustee of the Purchase Price or Substitution Adjustment Amount, as applicable, for deposit into the Distribution Account, together with copies of any Opinion of Counsel required to be delivered pursuant to this Agreement and the related Request for Release, in which the Trustee may rely. Solely for purposes of the Trustee providing an Assessment of Compliance, upon receipt of such documentation, the Trustee shall approve such repurchase, as applicable, and which approval shall consist solely of the Trustee’s receipt of such documentation and deposits."

(iv)         Section 2.06 of the Agreement is hereby amended by adding the following provision (h):

"(h)        The Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period if required) and has been subject to such filing requirements for the past 90 days."

(v) The first sentence of Section 3.18(a)(i) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

"(a)        (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Servicer, with a copy of the Monthly Statement to be furnished by the Trustee to the Certificateholders for such Distribution Date;

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provided that the Trustee shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Trustee as described in clause (a)(~~i~~v) below."

(vi)         Section 3.18(a)(ii)(B) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

"(B)          After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Servicer, and in the case that such Form 10-D contains Additional Form 10-D Disclosure, to the Servicer and the Depositor, for review. No later than two (2) Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Trustee will make available on its internet website identified in Section 6.04 a final executed copy of each Form 10-D. The signing party at the Servicer can be contacted at 972-444-2828. Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Trustee in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be “no”. The Trustee shall be entitled to rely on the representations in Section 2.06(h) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.18~~6~~(a)(i) and (~~v~~ii) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct."

(vii) Section 3.18(a)(iv)(C) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

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"(C) After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than 12:00 p.m. New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Trustee will make available on its internet website identified in Section 6.04 a final executed copy of each Form 10-K. The signing party at the Servicer can be contacted at 972-444-2828. Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Trustee in writing, no later than March 15th of each year in which the Trust is subject to the requirements of the Exchange Act with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no”. The Trustee shall be entitled to rely on the representations in Section 2.06(h) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.18(a)(iv) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections, Section 3.16 and Section 3.17. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct. Subject to the foregoing, the Trustee has no duty under this Agreement to monitor or enforce the performance by the other parties listed on Exhibit Q of their duties under this paragraph or to proactively solicit or procure from such parties any Additional Form 10-K Disclosure information."

(viii) Section 3.18(a)(v) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

"(v)        With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund in the form attached hereto as Exhibit R, the Trustee’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is

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indicated in Exhibit Q as the responsible party for providing that information, if other than the Trustee, as and when required as described in Section 3.18(a)(i) through (iv) above. Each of the Trustee, Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Trustee, Servicer, Sponsor and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit Q as the responsible party for providing that information. Within five Business Days of each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Trustee the related Significance Estimate and the Trustee shall use such information to calculate the related Significance Percentage. If ~~the~~ a Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Trustee shall deliver written notification to the Depositor and the counterparty to the Swap Agreement to that effect, which notification shall include a request that the counterparty under the Swap Agreement provide Regulation AB information to the Depositor in accordance with the Swap Agreement. The Depositor shall be obligated to obtain from the counterparty under the Swap Agreement any information required under Regulation AB to the extent required under the Swap Agreement and to provide to the Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K relating to the Swap Agreement or written notification instructing the Trustee that such Additional Disclosure regarding the counterparty under the Swap Agreement is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Disclosure information pursuant to this section. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time."

(ix) Section 4.01(a) of the Agreement is hereby amended by adding the following sentence to the end thereof: "Each Custodial Account shall be reconciled within 45 calendar days after the bank statement cut-off date."

(x) Section 11.02(a) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

"This Agreement may be amended from time to time by the Company, the Depositor, the Servicer and the Trustee, without notice to or the consent of any of the Certificateholders and, with respect to any amendment that adversely affects the interests of any of the Holders of the Insured Certificates or the Certificate Insurer, with the prior written consent of the Certificate Insurer, to (i) cure any ambiguity, (ii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) conform any provisions herein to the provisions in the Prospectus, (iv) comply with any changes in the Code, ~~or~~ (v) make any

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other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or (vi) to revise or correct any provisions to reflect the obligations of the parties to this Agreement as they relate to Regulation AB; provided, however, that with respect to clauses (iv) and (v) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided, further, that with respect to clauses (iv) and (v) of this Section 11.02(a), the Trustee may request an Opinion of Independent Counsel, addressed to the Trustee (but not at the expense of the Trustee), to the effect that such amendment will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding."

(xi) Exhibit O is hereby amended by removing the "X" from the Trustee's column in the row referencing "1122(d)(4)(i)".

(xii) Exhibit Q is hereby deleted in its entirety and replaced with Exhibit Q attached hereto as Schedule I (emphasis added to the revisions in such Schedule I):

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

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                IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein

Name: Baron Silverstein

Title: Senior Managing Directors

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Stacey M. Taylor

Name: Stacey M. Taylor

Title: Vice President

EMC MORTGAGE CORPORATION

By: /s/ Dana Dillard

Name: Dana Dillard

Title: Senior Vice President

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STATE OF NEW YORK	)
	)	SS.:
COUNTY OF NEW YORK	)

On the 3rd day of November, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
	)	SS.:
COUNTY OF ANNE ARUNDEL	)

On the 3rd day of November, 2006, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
	)	SS.:
COUNTY OF DALLAS	)

On the 3rd day of November, 2006, before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie D. Kearney

Notary Public

[Notarial Seal]

SCHEDULE I

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18(a)(iv).

Under Item 1 of Form 10-D: a) items marked “Monthly Statements to Certificateholders” are required to be included in the periodic Distribution Date statement under Section 6.04 of the Pooling and Servicing Agreement, provided by the Trustee based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report and sent to the Trustee and the Depositor.

X= all parties that x is the source of information.

All information will be sent to the Depositor and the Trustee.

Form	Item	Description	Servicer	Trustee	Custodian	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.		X (Monthly Statements to Certificateholders)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.		X (Monthly Statements to Certificateholders)

(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	X (Monthly Statements to Certificateholders)
(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	X (Monthly Statements to Certificateholders)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (Monthly Statements to Certificateholders)
(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	X (Monthly Statements to Certificateholders)

(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	X (Monthly Statements to Certificateholders)
(4) Beginning and ending principal balances of the asset-backed securities.	X (Monthly Statements to Certificateholders)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

X (Monthly Statements to Certificateholders)
(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	X (Monthly Statements to Certificateholders)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (Monthly Statements to Certificateholders)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

		X (Monthly Statements to Certificateholders)	Updated pool composition information fields to be as specified by Depositor from time to time
(9) Delinquency and loss information for the period.	X	X (Monthly Statements to Certificateholders)
In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

	X	X (Monthly Statements to Certificateholders)

(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X (Monthly Statements to Certificateholders)
(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X* (if agreed upon by the parties)	X
(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.		X (Monthly Statements to Certificateholders)
(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,			X

[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

X	X	X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

		X	X

	Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).			X
2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

	Sponsor (Seller)				X
	Depositor			X
Trustee
	Issuing entity			X
	Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
	Originator of 20% or more of pool assets as of the Cut-off Date			X
	Custodian		X
Sales of Securities and Use of Proceeds

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Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

X
Defaults Upon Senior Securities

4	Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	X
Submission of Matters to a Vote of Security Holders
5	Information from Item 4 of Part II of Form 10-Q	X
Significant Obligors of Pool Assets
6	Item 1112(b) – Significant Obligor Financial Information*		X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Significant Enhancement Provider Information
7	Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
	Determining applicable disclosure threshold	~~X~~	X
	~~Request~~ Obtain required financial information or effecting incorporation by reference	~~X~~	X

Item 1115(b) – Derivative Counterparty Financial Information*
		Determining current maximum probable exposure			X
		Determining current significance percentage		X
		Notify derivative counter-party of significance percentage and request required financial information		X
		~~Request~~ Obtain required financial information or effecting incorporation by reference		~~X~~	X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported
	9	Exhibits
		Distribution report		X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements			X
8-K
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X	X
	1.02	Termination of a Material Definitive Agreement	X	X	X	X

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

		X	X	X	X	X

2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Monthly Statements to Certificateholders

		X	X
3.03	Material Modification to Rights of Security Holders
	Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement		X	X
5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

	Disclosure is required of any amendment “to the governing documents of the issuing entity”			X
5.06	Change in Shell Company Status
	[Not applicable to ABS issuers]			X
6.01	ABS Informational and Computational Material
	[Not included in reports to be filed under Section 3.18]			X
6.02	Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

	Reg AB disclosure about any new servicer is also required.	X
	Reg AB disclosure about any new trustee is also required.		X
6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

				X		X
		Reg AB disclosure about any new enhancement provider is also required.		X		X
	6.04	Failure to Make a Required Distribution		X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.				X
	7.01	Regulation FD Disclosure	X	X	X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.				X
	9.01	Financial Statements and Exhibits
10-K
	9B	Other Information
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information				X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold		~~X~~		X

~~Requesting~~ Obtain required financial information or effecting incorporation by reference	~~X~~	X
Item 1115(b) – Derivative Counterparty Financial Information
Determining current maximum probable exposure		X

Determining current significance percentage		X
Notify derivative counterparty of significance percentage and request required financial information		X
~~Requesting~~ Obtain required financial information or effecting incorporation by reference		~~X~~		X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Sponsor (Seller)					X
Depositor				X
Trustee
Issuing entity				X
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
Originator of 20% or more of pool assets as of the Cut-off Date				X
Custodian			X
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
Sponsor (Seller)					X
Depositor				X
Trustee
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
Originator				X
Custodian			X
Credit Enhancer/Support Provider				X
Significant Obligor				X
Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X
Item 1123 – Servicer Compliance Statement	X